UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2018

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12920 SE 38th Street Bellevue, Washington		98006-1350
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

T-Mobile US, Inc. (the “Company”) is filing this Current Report on Form 8-K to retrospectively reclassify certain previously reported financial information in our Annual Report on Form 10-K for the fiscal year ended December 31, 2016 to reflect a change in accounting principle.

During the first quarter of 2017, the Company began presenting the amortization of imputed discount on Equipment Installment Plan receivables, previously presented within Interest income in our Consolidated Statements of Comprehensive Income, within Other revenues within the Condensed Consolidated Statements of Comprehensive Income. This change in accounting principle has been reflected in the Company’s Quarterly Report on 10-Q for the quarterly periods ended March 31, 2017, June 30, 2017 and September 30, 2017, filed with the Securities and Exchange Commission (the “SEC”) on April 24, 2017, July 20, 2017 and October 23, 2017, respectively. This Current Report on Form 8-K updates certain information in the Items listed below in the Company’s Form 10-K for the fiscal year ended December 31, 2016, filed with the SEC on February 14, 2017. Except as specifically provided herein, the Company has not updated this Current Report for any development or event occurring after February 14, 2017, the date on which the Company’s 2016 Annual Report on Form 10-K was filed with the SEC.

Exhibit 99.1 to this Current Report is incorporated by reference herein and includes updates only to the extent necessary to reflect the retrospective reclassifications made to information in the following Items of the Company’s 2016 Annual Report on Form 10-K:

•	Updated Item 6. Selected Financial Data

•	Updated Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Updated Item 8. Financial Statements and Supplementary Data

Item 9.01 — Financial Statements and Exhibits

The following exhibits are furnished as part of this report:

(d) Exhibits:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Retrospective revisions to the following portions of T-Mobile US, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, as originally filed with the Securities and Exchange Commission on February 14, 2017: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data. All portions are updated to reflect the subsequent change in accounting principle to present the imputed discount on Equipment Installment Plan receivables from Interest income to Other revenues within the Condensed Consolidated Statements of Comprehensive Income in 2017.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

Exhibit Index

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Retrospective revisions to the following portions of T-Mobile US, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2016, as originally filed with the Securities and Exchange Commission on February 14, 2017: Item 6. Selected Financial Data; Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and Item 8. Financial Statements and Supplementary Data. All portions are updated to reflect the subsequent change in accounting principle to present the imputed discount on Equipment Installment Plan receivables from Interest income to Other revenues within the Condensed Consolidated Statements of Comprehensive Income in 2017.

101.INS	XBRL Instance Document

101.SCH	XBRL Taxonomy Extension Schema Document

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document

101.LAB	XBRL Taxonomy Extension Label Linkbase Document

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-MOBILE US, INC.

January 22, 2018	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer